Loan Payable	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about borrowings [abstract]
Disclosure of borrowings [text block]
9.	Loan Payable

On December 22, 2017, the Company entered into a financing agreement (“Project Bridge Loan”) with Resource Capital Funds pursuant to which RCF provided an interim non-convertible project loan in the amount of US$10 million. The Project Bridge Loan bears an interest rate of 8%, payable quarterly and will mature on January 31, 2019. The loan is secured by a charge on the Company’s assets and contains customary affirmative and negative covenants and events of default.

Net loan proceeds were $12,563,000 consisting of gross proceeds of $12,695,000 offset by transaction costs of $132,000.  For the year ended December 31, 2017, the Company accrued interest of $28,000 and paid interest of $25,000. A gain of $148,000 was recorded to revalue the US dollar loan to Canadian dollars as at December 31, 2017.